FOURTH AMENDMENT TO LOAN DOCUMENTS

This FOURTH AMENDMENT TO LOAN DOCUMENTS (this “Agreement”), dated to be effective as of April 13, 2023 (the “Effective Date”), irrespective of the actual date of execution, is entered into among SST VI 4836 SE POWELL BLVD, LLC, SST VI 401 BELLEVUE RD, LLC, SST VI 1723 WOODBOURNE RD, LLC, SST VI 12220 E RIGGS RD, LLC, SST VI 16600 SE 18TH ST, LLC, SST VI 6424 14TH ST W, LLC, SST VI 2200 CORAL HILLS RD, LLC, SST VI 4715 E BASELINE RD, LLC, SST VI 4730 E BASELINE RD, LLC, SST VI 11658 W BELL RD, LLC, SST VI 11203 N US HWY 301, LLC, and SST VI 10030 EW PAPPY RD, LLC each a Delaware limited liability company (collectively, “Borrowers”), STRATEGIC STORAGE TRUST VI, INC., a Maryland corporation (“SST VI”), STRATEGIC STORAGE OPERATING PARTNERSHIP VI, L.P., a Delaware limited partnership (“OP VI”, SST VI and OP VI are collectively, “Guarantors”), THE HUNTINGTON NATIONAL BANK (in its individual capacity, “Huntington”, and in its capacity as lead arranger and administrative agent acting for itself and the Banks, “Administrative Agent”), and FLAGSTAR BANK, N.A., a national banking association (“Flagstar”).

RECITALS

A.
Borrowers obtained a loan from Huntington and Flagstar (the “Loan”) pursuant to the terms of a Syndicated Term Loan Agreement dated November 30, 2021, as amended by a Joinder Agreement and First Amendment to Loan Documents dated December 30, 2021, a Joinder Agreement and Second Amendment to Loan Documents dated May 17, 2022 and a Joinder Agreement and Third Amendment to Loan Documents dated April 13, 2023 (collectively, the “Loan Agreement”).
B.
The Loan is evidenced by (i) an Amended and Restated Term Loan Promissory Note in the principal amount of $67,574,000.00 dated April 13, 2023 and payable to Huntington, and (ii) an Amended and Restated Term Loan Promissory Note in the principal amount of $40,000,000.00 dated April 13, 2023 and payable to Flagstar (together, the “Note”).
C.
The Loan is secured by certain deeds of trusts and mortgages from Borrowers, each encumbering the respective Parcel legally described therein (collectively, the “Security Instruments”).
D.
Certain of Borrowers’ obligations under the Loan Documents are guaranteed by Guarantor pursuant to a Guaranty of Payment and Recourse Carve-Outs dated November 30, 2021 (the “Guaranty”).
E.
Borrowers and Guarantors are also parties to Environmental Indemnity Agreements with respect to each Parcel (the “Environmental Indemnities”).
F.
The Loan Agreement, the Note, the Security Instruments, the Guaranty, the Environmental Indemnities, and all other documents evidencing, securing, or otherwise governing the Loan, as they may have been amended or modified, are referred to herein collectively as the “Loan Documents.”

G.
As of the Effective Date, Huntington and Flagstar are the sole Banks under the Loan Agreement.
H.
Borrowers and Guarantors have requested that Administrative Agent and Banks modify the Loan.
I.
To accommodate such request, Borrowers, Guarantors, Administrative Agent, and the Banks desire to modify the Loan on the terms and conditions set forth in this Agreement.

AGREEMENTS

In consideration of the mutual promises, covenants, and conditions set forth herein, the parties hereto hereby agree as follows:

1.
Terminology. The terms used in this Agreement shall have the same meanings as in the Loan Agreement, unless a different meaning is assigned herein or is required by the context hereof.
2.
Amendments to Loan Documents.
2.1
Section 1.2 of the Loan Agreement is hereby amended to delete the definitions of “Interest Rate A” and “Interest Rate B” and replace them with the following:

“Interest Rate A” means the greater of (i) three and one-quarter percent (3.25%) per annum, provided, however, that this clause (i) shall have no effect during any time that a Swap Agreement between Borrower and a Bank is in effect, or (ii) Term SOFR plus two and sixty-one one-hundredths percent (2.61%).

“Interest Rate B” means the greater of (i) three percent (3.00%) per annum, provided, however, that this clause (i) shall have no effect during any time that a Swap Agreement between Borrower and a Bank is in effect, or (ii) Term SOFR plus two and thirty-six one-hundredths percent (2.36%).”

2.2
Schedule 8.18 of the Loan Agreement is hereby deleted in its entirety and replaced with Replacement Schedule 8.18 attached to this Agreement.
3.
Payment of Administrative Agent’s Expenses. Borrowers agree to reimburse Administrative Agent for all reasonable out-of-pocket expenses incurred by Administrative Agent in connection with the drafting, negotiation, execution, and delivery of this Agreement and all related documents, including, without limitation, reasonable attorneys’ fees and costs incurred by Administrative Agent.
4.
Effect on Loan Documents. This Agreement shall be sufficient to serve as an amendment to all of the Loan Documents, as appropriate. This Agreement supersedes and shall control over any inconsistent provisions of the Loan Documents, or any previous extensions or other amendments of the Loan Documents. Except as amended herein, the Loan Documents shall remain in full force and effect as written, and the provisions of the Loan Documents shall remain unaffected, unchanged, and unimpaired hereby.
5.
Authorization/Binding Effect. Borrowers and Guarantors warrant and represent that the execution and delivery of this Agreement by such party was duly authorized by all individuals or entities whose authorization was required for this Agreement to be effective. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.
6.
Applicable Law. This Agreement shall be construed in all respects and enforced according to the laws of the State of Illinois, without regard to that state’s choice of law rules.
7.
Counterparts. The parties may execute this Agreement in any number of counterparts, each of which shall be deemed an original instrument but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Borrowers, Guarantors, Administrative Agent, and the Banks have caused this Agreement to be duly executed and delivered to be effective as of the Effective Date.

BORROWERS:

SST VI 4836 SE POWELL BLVD, LLC,
SST VI 401 BELLEVUE RD, LLC,
SST VI 1723 WOODBOURNE RD, LLC,
SST VI 12220 E RIGGS RD, LLC
SST VI 16600 SE 18TH ST, LLC,
SST VI 6424 14TH ST W, LLC,
SST VI 2200 CORAL HILLS RD, LLC,
SST VI 4715 E BASELINE RD, LLC,
SST VI 4730 E BASELINE RD, LLC,
SST VI 11658 W BELL RD, LLC,

SST VI 11203 N US HWY 301, LLC, and
SST VI 10030 EW PAPPY RD, LLC
each a Delaware limited liability company

By: Strategic Storage Trust VI, Inc.,
a Maryland corporation, its Manager

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

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GUARANTORS:

STRATEGIC STORAGE TRUST VI, INC.,
a Maryland corporation

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

STRATEGIC STORAGE OPERATING PARTNERSHIP VI, L.P.,
a Delaware limited partnership

By: Strategic Storage Trust VI, Inc.,
a Maryland corporation, its General Partner

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

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ADMINISTRATIVE AGENT:

THE HUNTINGTON NATIONAL BANK

By: /s/ Mikal Christopherson
Mikal Christopherson, Senior Vice President

BANKS:

THE HUNTINGTON NATIONAL BANK

By: /s/ Mikal Christopherson
Mikal Christopherson, Senior Vice President

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FLAGSTAR BANK, N.A.,
a national banking association

By: /s/ Mark A. Monstwil
Mark A. Monstwil, Vice President

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